    As filed with the Securities and Exchange Commission on April 18, 1996

                                                    Registration No. 333-_______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                               -----------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                               -----------------

                            FIRST BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

                Delaware                                         41-0255900
      (State or other jurisdiction                            (I.R.S. Employer
   of incorporation or organization)                         Identification No.)

            First Bank Place
         601 Second Avenue South
         Minneapolis, Minnesota                                  55402-4302
(Address of Principal Executive Offices)                         (Zip Code)

                            FIRST BANK SYSTEM, INC.
                           1996 STOCK INCENTIVE PLAN
                           (Full title of the plan)

           Lee R. Mitau, Esq.
         First Bank System, Inc.          Copy to: Patrick F. Courtemanche, Esq.
            First Bank Place                      Dorsey & Whitney LLP
         601 Second Avenue South                 Pillsbury Center South
    Minneapolis, Minnesota 55402-4302            220 South Sixth Street
 (Name and address of agent for service)    Minneapolis, Minnesota 55402-1498
                                 (612) 973-1111
         (Telephone number, including area code, of agent for service)

                               -----------------

                        CALCULATION OF REGISTRATION FEE

========================================================================================================================
                                                         Proposed maximum       Proposed maximum             Amount of
  Title of securities to be         Amount to be        offering price per     aggregate offering           registration
          registered                 registered             share/(1)/             price/(1)/                   fee
- ------------------------------------------------------------------------------------------------------------------------
Common Stock, $1.25 par value        7,000,000                $ 57.75              $ 404,250,000            $ 139,396.56
========================================================================================================================

(1) Pursuant to Rule 457(h)(1), the proposed maximum offering price per share and the proposed maximum aggregate offering price are based upon the average of the high and low prices of the Common Stock as reported on the New York Stock Exchange on April 11, 1996.

                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.   Incorporation of Documents by Reference.
- ------    ---------------------------------------

          The following documents that have been filed by First Bank System, Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement, as of their respective dates:

          (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1995;

          (b) the Company's Current Report on Form 8-K filed January 9, 1996;

          (c) the Company's Current Report on Form 8-K filed January 19, 1996;

          (d) the Company's Current Report on Form 8-K filed January 29, 1996;

          (e) the description of the Company's Common Stock contained in Item 1 of the Registration Statement on Form 8-A dated March 19, 1984, as amended in its entirety by that Form 8 Amendment dated February 26, 1993 and that Form 8-A/A-2 dated October 6, 1994, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Prospectus and prior to the termination of the offering described herein; and the description of the rights to purchase preferred stock contained in Item 1 of the Company's Registration Statement on Form 8-A dated December 21, 1988, as amended by that Form 8 Amendment dated June 11, 1990 and as amended in its entirety by that Form 8 Amendment dated February 26, 1993 and as further amended by that Form 8-A/A-3 filed November 16, 1995, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Prospectus and prior to the termination of the offering described herein.

          All documents filed by the Company pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents.

Item 4.   Description of Securities.
- ------    -------------------------

          The description of the Company's capital stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

Item 5.   Interests of Named Experts and Counsel.
- ------    --------------------------------------

          Not applicable.

Item 6.   Indemnification of Directors and Officers.
- ------    -----------------------------------------

          Section 145 of the Delaware General Corporation Law contains detailed provisions for indemnification of directors and officers of Delaware corporations against expenses, judgments, fines and settlements in connection with litigation.

          Article Ninth of the Company's Restated Certificate of Incorporation, as amended, provides that a director shall not be liable to the Company or its stockholders for monetary damages for a breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under the Delaware statutory provision making directors personally liable for unlawful dividends or unlawful stock repurchases or redemptions or (iv) for any transaction for which the directors derived an improper personal benefit.

          The Bylaws of the Company provide that the officers and directors of the Company and certain officers shall be indemnified to the full extent permitted by the Delaware General Corporation Law, as amended from time to time. Expenses incurred by officers and directors in defending actions, suits, or proceedings may be paid by the Company in advance of any final disposition if such officer or director agrees to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified under Delaware law.

          The Company maintains a standard policy of officers' and directors' liability insurance.

Item 7.   Exemption From Registration Claimed.
- ------    -----------------------------------

          No securities are to be reoffered or resold pursuant to this Registration Statement.

Item 8.   Exhibits
- ------    --------

Exhibit
Number                                 Description
- ------                                 -----------
  4.1 Specimen certificate representing the Common Stock of the Company (incorporated by reference to Exhibit 4.2 to the Company's Registration Statement on Form S-3, dated January 7, 1991, File No. 33-38268).

  4.2 Restated Certificate of Incorporation of the Company, as amended to date (incorporated by reference to Exhibit 2.1 to the Company's Form 8-A/A-2, dated October 6, 1994, File No. 1-6880).

  4.3 Certificate of Designation for First Bank System, Inc. Series 1990A Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.4 Certificate of Designation for First Bank System, Inc. Series 1991A Convertible Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4, File No. 33-50700).

  4.5 Certificate of Designation for First Bank System, Series A Junior Participating Preferred Stock, as amended (incorporated by reference to Exhibit 2.4 to the Registrant's Form 8-A/A-2 dated October 6, 1994, File No. 1-6880).

  4.6 Bylaws of the Company, as amended to date (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4, File No. 333-00299).

  4.7 Rights Agreement dated as of December 21, 1988 between the Company and Morgan Shareholder Services Trust Company (now known as First Chicago Trust Company of New York), as amended by Amendment No. 1 dated as of May 30, 1990, Amendment No. 2 dated as of February 17, 1993 and Amendment No. 3 dated as of November 9, 1995 (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on Form S-4, File No. 333-00299).

  4.8 Stock Purchase Agreement, dated as of May 30, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No.

          33-42650).

  4.9 First Amendment, dated as of June 30, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.9 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.10 Second Amendment, dated as of July 18, 1990, to Stock Purchase Agreement among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.10 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.11 Stock Purchase Agreement, dated as of May 30, 1990, between The State Board of Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.11 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.12    Form of Periodic Stock Purchase Right (incorporated by reference to
          Exhibit 4.12 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.13 Form of Risk Event Warrant (incorporated by reference to Exhibit 4.13 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.14 Registration Rights Agreement, dated as of July 18, 1990, among Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  4.15 Registration Rights Agreement, dated as of July 18, 1990, between The State Board of Administration of Florida and First Bank System, Inc. (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

  5.1     Opinion of Dorsey & Whitney LLP.

 23.1     Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

 23.2 Consent of Ernst & Young LLP (relating to financial statements of the Company).

 24.1     Powers of Attorney.

Item 9.   Undertakings.
- ------    ------------

  A.      Post-Effective Amendments.
          -------------------------

          The undersigned issuer hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (a) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (b) To reflect in the prospectus any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

               (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that subparagraphs (i) and (ii) above will not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     B.   Subsequent Documents Incorporated by Reference.
          ----------------------------------------------

          The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C.   Claims for Indemnification.
          --------------------------

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or other controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on April 18, 1996.

                                        FIRST BANK SYSTEM, INC.


                                        By /s/ John F. Grundhofer
                                           ---------------------------------
                                           John F. Grundhofer
                                           Chairman of the Board, President and
                                           Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

            Name                                Title                           Date
            ----                                -----                           ----
/s/ John F. Grundhofer           Chairman, President, Chief                April 18, 1996
- -----------------------------    Executive Officer and Director
John F. Grundhofer               (principal executive officer)

              *                  Executive Vice President and Chief        April 18, 1996
- -----------------------------    Financial Officer (principal
Susan E. Lester                  financial officer)

              *                  Senior Vice President and Controller      April 18, 1996
- -----------------------------    (principal accounting officer)
David J. Parrin

                                 Director
- -----------------------------
Arthur D. Collins, Jr.

              *                  Director                                  April 18, 1996
- -----------------------------
Peter H. Coors

              *                  Director                                  April 18, 1996
- -----------------------------
Roger L. Hale

              *                  Director                                  April 18, 1996
- -----------------------------
Delbert W. Johnson

              *                  Director                                  April 18, 1996
- -----------------------------
Norman M. Jones

              *                  Director                                  April 18, 1996
- -----------------------------
Richard L. Knowlton

                                 Director
- -----------------------------
Jerry W. Levin

            Name                                Title                           Date
            ----                                -----                           ----

              *                  Director                                  April 18, 1996
- -----------------------------
Kenneth A. Macke

                                 Director                                  April 18, 1996
- -----------------------------
Marilyn Carlson Nelson

              *                  Director                                  April 18, 1996
- -----------------------------
Edward J. Phillips

              *                  Director                                  April 18, 1996
- -----------------------------
James J. Renier

              *                  Director                                  April 18, 1996
- -----------------------------
S. Walter Richey

              *                  Director                                  April 18, 1996
- -----------------------------
Richard L. Robinson

                                 Director
- -----------------------------
Richard L. Schall

                                 Director
- -----------------------------
Walter Scott, Jr.


*By /s/ Lee R. Mitau
    -------------------------------
    Lee R. Mitau
    Attorney-in-fact

                                 EXHIBIT INDEX
                                 -------------

Exhibit Number                               Description                                       Page
- --------------                               -----------                                       ----
     4.1       Specimen certificate representing the Common Stock of the Company
               (incorporated by reference to Exhibit 4.2 to the Company's Registration
               Statement on Form S-3, dated January 7, 1991, File No. 33-38268).

     4.2       Restated Certificate of Incorporation of the Company, as amended to date (incorporated by reference to Exhibit 2.1 to the Company's Form
               8-A/A-2, dated October 6, 1994, File No. 1-6880).

     4.3       Certificate of Designation for First Bank System, Inc. Series 1990A
               Preferred Stock (incorporated by reference to Exhibit 4.4 to Amendment
               No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.4       Certificate of Designation for First Bank System, Inc. Series 1991A
               Convertible Preferred Stock (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4, File No. 33-50700).

     4.5       Certificate of Designation for First Bank System, Series A Junior
               Participating Preferred Stock, as amended (incorporated by reference to
               Exhibit 2.4 to the Registrant's Form 8-A/A-2 dated October 6, 1994,
               File No. 1-6880).

     4.6       Bylaws of the Company, as amended to date (incorporated by reference to Exhibit 4.5 to the Company's Registration Statement on Form S-4,
               File No. 333-00299).

     4.7       Rights Agreement dated as of December 21, 1988 between the Company and Morgan Shareholder Services Trust Company (now known as First
               Chicago Trust Company of New York), as amended by Amendment No.
               1 dated as of May 30, 1990, Amendment No. 2 dated as of February 17,
               1993 and Amendment No. 3 dated as of November 9, 1995 (incorporated by reference to Exhibit 4.6 to the Company's Registration Statement on
               Form S-4, File No. 333-00299).

     4.8       Stock Purchase Agreement, dated as of May 30, 1990, among Corporate
               Partners, L.P., Corporate Offshore Partners, L.P., The State Board of
               Administration of Florida and First Bank System, Inc. (without exhibits) (incorporated by reference to Exhibit 4.8 to Amendment No. 1 to the Company's Registration Statement on Form S-3, File No. 33-42650).

     4.9       First Amendment, dated as of June 30, 1990, to Stock Purchase
               Agreement among Corporate Partners, L.P., Corporate Offshore
               Partners, L.P., The State Board of Administration of Florida and First
               Bank System, Inc. (incorporated by reference to Exhibit 4.9 to
               Amendment No. 1 to the Company's Registration Statement on Form S-3,
               File No. 33-42650).

     4.10      Second Amendment, dated as of July 18, 1990, to Stock Purchase
               Agreement among Corporate Partners, L.P., Corporate Offshore
               Partners, L.P., The State Board of Administration of Florida and First
               Bank System, Inc. (incorporated by reference to Exhibit 4.10 to





               Amendment No. 1 to the Company's Registration Statement on Form
               S-3, File No. 33-42650).

     4.11      Stock Purchase Agreement, dated as of May 30, 1990, between The State
               Board of Administration of Florida and First Bank System, Inc.
               (without exhibits) (incorporated by reference to Exhibit 4.11 to
               Amendment No. 1 to the Company's Registration Statement on Form S-3,
               File No. 33-42650).

     4.12      Form of Periodic Stock Purchase Right (incorporated by reference to
               Exhibit 4.12 to Amendment No. 1 to the Company's Registration
               Statement on Form S-3, File No. 33-42650).

     4.13      Form of Risk Event Warrant (incorporated by reference to Exhibit 4.13 to Amendment No. 1 to the Company's Registration Statement on Form
               S-3, File No. 33-42650).

     4.14      Registration Rights Agreement, dated as of July 18, 1990, among
               Corporate Partners, L.P., Corporate Offshore Partners, L.P., The State
               Board of Administration of Florida and First Bank System, Inc.
               (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the
               Company's Registration Statement on Form S-3, File No. 33-42650).

     4.15      Registration Rights Agreement, dated as of July 18, 1990, between The
               State Board of Administration of Florida and First Bank System, Inc.
               (incorporated by reference to Exhibit 4.14 to Amendment No. 1 to the
               Company's Registration Statement on Form S-3, File No. 33-42650).

     5.1       Opinion of Dorsey & Whitney LLP.

    23.1       Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

    23.2       Consent of Ernst & Young LLP (relating to financial statements of the
               Company).

    24.1       Powers of Attorney.